SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                October 30, 2003

                             INSIGHTFUL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                   02-020992                  04-2842217
           --------                   ---------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
       of Incorporation)             File number)            Identification No.)



   1700 Westlake Ave N. #500                                    98109-3044
      Seattle, Washington                                       ----------
      -------------------                                       (Zip Code)
     (Address of principal
       executive offices)


                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                      N/A
                        ---------------------------------
           Former name or former address, if changed since last report

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.  Exhibit
99.1         Press Release dated October 30, 2003, reporting Insightful Corporation's financial results for the quarter ended September 30, 2003


ITEM 9.  REGULATION FD DISCLOSURE

The following information, which is required to be furnished under Item 12, "Results and Operations of Financial Condition," is being furnished under this
Item 9, "Regulation FD Disclosure," in accordance with the Securities and Exchange Commission Release No. 33-8216.

On October 30, 2003, Insightful Corporation issued a press release reporting Insightful's financial results for the quarter ended September 30, 2003. A copy of Insightful's press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INSIGHTFUL CORPORATION



October 30, 2003                    By:    /s/ Kenneth J. Moyle, Jr.
                                       -----------------------------------------
                                    Kenneth J. Moyle, Jr.
                                    General Counsel & Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.  Exhibit
99.1         Press Release dated October 30, 2003, reporting Insightful Corporation's financial results for the quarter ended September 30, 2003